                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): -February 15, 2006 (February 9, 2006)


                                   ONEIDA LTD.

             (Exact name of registrant as specified in its charter)

            New York                                 1-5452                               15-0405700
(State or other jurisdiction of             (Commission File Number)          (IRS Employer Identification No.)
         incorporation)

     163-181 Kenwood Avenue, Oneida, New York                                      13421
     (Address of principal executive offices)                                    (Zip Code)

       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.       OTHER EVENTS.


On February 9, 2006, the Board of Directors approved a modification of base salary for James E Joseph , Executive Vice President, Worldwide Sales and Marketing and Andrew G. Church, Senior Vice President and Chief Financial Officer in addition to certain other officers of the Company. Below are the new base salaries for Mr. Joseph and Mr. Church.


--------------------------------------------------------------------------------------------------
                James E. Joseph                                  Andrew G. Church
--------------------------------------------------------------------------------------------------

      Fiscal Year              Fiscal Year             Fiscal Year             Fiscal Year
     Ending 1/28/06           Ending 1/27/07          Ending 1/28/06          Ending 1/27/07
--------------------------------------------------------------------------------------------------
        $262,500                 $300,000                $236,250                $270,000
--------------------------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ONEIDA LTD.





                                        By: /s/ ANDREW G. CHURCH
                                            --------------------
                                            Andrew G. Church
                                            Senior Vice President &
                                            Chief Financial Officer

Dated: February 15, 2006


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